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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):         June 8, 2005
                                                 -------------------------------

                           COVER-ALL TECHNOLOGIES INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          DELAWARE                       0-13124                 13-2698053
          --------                       --------                ----------
(STATE OR OTHER JURISDICTION           (COMMISSION             (IRS EMPLOYER
      OF INCORPORATION)                FILE NUMBER)          IDENTIFICATION NO.)


                    55 Lane Road, Fairfield, New Jersey 07004
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


Registrant's telephone number, including area code         (973) 461-5200
                                                   -----------------------------


                18-01 Pollitt Drive, Fair Lawn, New Jersey 07410
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On June 7, 2005, the shareholders of Cover-All Technologies Inc. (the "Company") adopted the Cover-All Technologies Inc. 2005 Stock Incentive Plan at the Company's annual meeting of stockholders. The 2005 Stock Incentive Plan provides for the grant of stock options and stock awards. A maximum of 5,000,000 shares of the Company's common stock is available for issuance under the 2005 Stock Incentive Plan, subject to adjustment upon the occurrence of certain events. Unless terminated earlier by the Company's Board of Directors, the 2005 Stock Incentive Plan shall terminate on June 6, 2015. The foregoing summary of the 2005 Stock Incentive Plan is qualified in its entirety by reference to the full text of the 2005 Stock Incentive Plan, which is filed as Exhibit 10(a) to this Form 8-K. A more detailed summary can also be found in the Company's definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 29, 2005.

ITEM 7.01.   REGULATION FD DISCLOSURE.

     On June 7, 2005, at the annual meeting of shareholders, John W. Roblin, the Company's President and Chief Executive Officer, provided a Power Point presentation. One part of this presentation focused on some of the Company's recent marketing initiatives and included a slide containing certain financial projections related to the Company which the Company might be able to achieve based upon the successful culmination of such initiatives. The text of that Power Point slide is attached as Exhibit 99.1 to this current report on Form 8-K.

     At the meeting, in the context of the discussion of the Company's marketing initiatives, Mr. Roblin gave specific guidance about one of the Company's revenue streams, application services provider (ASP) revenue, and he stated that he was estimating that revenues related to the Company's ASP for 2005 would be about $1.2 million, which would be roughly double the Company's ASP revenues for 2004.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)  EXHIBITS

       EXHIBIT     DESCRIPTION

       10(a)       Cover-All Technologies Inc. 2005 Stock Incentive Plan.

       99.1 Text of the Power Point slide containing certain financial projections related to the Company, as presented at the Company's annual meeting of shareholders.


                          [signature on following page]

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       COVER-ALL TECHNOLOGIES INC.


Date:  June 8, 2005                    By:          /s/ Ann Massey
                                          --------------------------------------
                                           Ann Massey, Chief Financial Officer

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                                INDEX TO EXHIBITS


EXHIBIT NO.          DESCRIPTION

Exhibit 10(a)        Cover-All Technologies Inc. 2005 Stock Incentive Plan

Exhibit 99.1 Text of the Power Point slide containing certain financial projections related to the Company, as presented at the Company's annual meeting of shareholders.